Exhibit 99.1

LEAPFROG REPORTS THIRD QUARTER FISCAL YEAR 2016

FINANCIAL RESULTS

EMERYVILLE, Calif.—February 9, 2016—LeapFrog Enterprises, Inc. (NYSE:LF) today announced financial results for the third quarter fiscal year 2016. The Company’s fiscal year covers the twelve-month period ending March 31, 2016.

Summary of financial results for the quarter ended December 31, 2015 compared to the quarter ended December 31, 2014:

•	Consolidated net sales were $83.1 million, down 43%. U.S. segment net sales were down 41%, and international segment net sales were down 46%.
•	Net loss per basic and diluted share was $0.62 compared to prior year net loss per basic and diluted share of $1.77, which included $0.23 per share of goodwill impairment, net of the associated tax benefit, and $1.29 per share of an additional deferred tax asset valuation allowance.
•	Total impact of foreign currency exchange rates on net sales was $2.6 million, or negative 2%.

Third fiscal quarter net sales were $83.1 million, down 43% compared to $144.6 million last year, and included a 2% negative impact from changes in currency exchange rates. In the U.S. segment, net sales were $58.6 million, down 41% compared to $99.2 million last year. In the International segment, net sales were $24.5 million, down 46% compared to $45.4 million last year, and included a 6% negative impact from changes in currency exchange rates.

Operating expenses for the third fiscal quarter were $50.5 million, down 38% compared to $81.6 million last year. Operating expenses, excluding impairments and depreciation were $49.1 million, down 17% compared to $59.1 million in the prior year. The improvements in our expense structure were offset by severance pay and higher professional and legal fees.

Loss from operations was $43.1 million, compared to prior year’s loss of $36.5 million due to sales and gross margin declines. Adjusted loss from operations, which excludes impairment and depreciation, was $41.7 million, compared to the prior year’s loss of $14.0 million. The losses in the quarter included a series of one-off non-cash charges for lower of cost or market charges to write-down LeapTV to net realizable value and to impair capitalized content for discontinued LeapTV titles.

Net loss for the third fiscal quarter was $44.2 million, or $0.62 per basic and diluted share compared to prior year net loss of $124.2 million, or $1.77 per basic and diluted share. Prior year net loss included non-cash charges of $19.5 million or $0.28 per share for goodwill impairment, associated non-cash tax benefits of $3.8 million or $0.05 per share, and $90.8 million or $1.29 per share for an additional non-cash deferred tax asset valuation allowance.

LeapFrog Enterprises, Inc.

Adjusted net loss per basic and diluted share1, which excludes impairment of long-lived assets, goodwill impairment, the tax benefit associated with goodwill impairment and the deferred tax asset valuation allowance adjustment, was $0.61, compared to adjusted net loss per basic and diluted share1 of $0.25 a year ago.

Non-GAAP adjusted EBITDA2 for the quarter was negative $34.7 million compared to negative EBITDA of $7.3 million a year ago.

Merger Announcement

On February 5, 2016, the Company entered into an Agreement and Plan of Merger with VTech Holdings Limited. Pursuant to the Merger Agreement, and upon the terms and subject to the conditions described therein, VTech has agreed to commence a tender offer by March 3, 2016, to purchase the outstanding shares of Class A and Class B common stock of the Company at a purchase price per share of US $1.00. More details concerning the terms and conditions of the Merger and the Merger Agreement may be found in the Company’s Form 8-K filed with the Securities and Exchange Commission on February 5, 2016.

“We intend to continue a disciplined execution of our strategy as we work to complete the VTech merger,” said John Barbour, Chief Executive Officer

Morrison & Foerster LLP is serving as legal counsel to LeapFrog. Morgan Stanley & Co. LLC is providing financial advisory services to LeapFrog in connection with the transaction.

Conference Call and Webcast

We will not hold a conference call or provide a webcast to discuss third quarter fiscal year 2016 financial results due to the February 5, 2016 announcement that LeapFrog Enterprises, Inc. signed a definitive merger agreement with VTech Holdings Limited.

The Company expects to file its Quarterly Report Form 10-Q for the quarter ended December 31, 2015 with the Securities and Exchange Commission on February 9, 2016 and it can be accessed at LeapFrog’s investor relations web site at www.leapfroginvestor.com.

About LeapFrog

LeapFrog Enterprises, Inc. is the leader in educational entertainment for children. For 20 years, LeapFrog has created award-winning learning solutions that combine educational expertise, innovative technology and a child’s love for fun. With experiences that are personalized to each child’s level, LeapFrog helps children achieve their potential through LeapFrog’s proprietary learning tablets, its innovative new active video gaming system LeapTV, learn to read and write systems, interactive learning toys and more, all designed or approved by LeapFrog’s full-time in-house team of learning experts. LeapFrog’s Learning Path, the ultimate guide for parents on early childhood, is designed specifically to help support and guide their child's learning with personalized ideas and feedback, fun activities and expert advice. LeapFrog is based in Emeryville, California, and was founded in 1995 by a father who revolutionized technology-based learning solutions to help his child learn how to read. Learn more at www.leapfrog.com.

TM & © 2016 LeapFrog Enterprises, Inc. All rights reserved.

1 Adjusted net loss per basic and diluted share is a non-GAAP financial measure. It is described below and reconciled to its comparable GAAP measure in the accompanying financial tables.

2 Adjusted EBITDA is a non-GAAP financial measure. It is described below and reconciled to its comparable GAAP measure in the accompanying financial tables.

LeapFrog Enterprises, Inc.

Use of Non-GAAP Financial Information

This press release includes non-GAAP financial measures, specifically adjusted EBITDA.

Adjusted EBITDA is defined as earnings (or net income (loss)) before interest, income taxes, depreciation and amortization, goodwill impairment, impairment of long-lived assets, other expenses (income) and stock-based compensation. As required by SEC rules, we have provided an attached schedule with a reconciliation of adjusted EBITDA to the most directly comparable GAAP measure, net income.

Management believes adjusted EBITDA is one of the appropriate measures for evaluating the operating performance of the Company because it reflects the resources available for strategic opportunities including, among others, to invest in the business, strengthen the balance sheet and make strategic acquisitions.

However, these non-GAAP measures should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP as more fully discussed in the Company's financial statements and filings with the SEC. Additionally, these non-GAAP measures may not be comparable to similarly-titled measures used by other companies. As used herein, "GAAP" refers to accounting principles generally accepted in the United States of America.

Forward-Looking Statements

This news release contains forward-looking statements that involve risks and uncertainties, including statements regarding our intention to continue a disciplined execution of our strategy as we work to complete the VTech merger. Our actual results may differ materially from those expressed or implied by such forward-looking statements. The risks that could cause our results to differ include, without limitation, our ability to continue as a going concern, our ability to correctly predict highly changeable consumer preferences and product trends, our ability to continue to develop new products and services, the sufficiency of our liquidity, our ability to maintain adequate inventory levels, our reliance on a small group of retailers for the majority of our gross sales, deterioration of global economic conditions, the effectiveness of our marketing and advertising efforts, our ability to compete effectively with competitors, the completion of our recently announced agreement and plan of merger with VTech Holdings Limited and Bonita Merger Sub, L.L.C. on a timely basis, our ability to attract and retain highly skilled personnel, our ability to maintain or acquire licenses, the impact of potential impairment charges or valuation allowances, the seasonality of our business, significant changes in the cost or availability of our components and raw materials, our reliance on a limited number of manufacturers, system failures in our digital services, our ability to protect or enforce our intellectual property rights, defects in our products, the risks associated with international operations, costs or changes associated with compliance with laws and regulations, negative political developments, changes in trade relations, armed hostilities, terrorism, labor strikes, natural disasters or public health issues, failure to successfully implement new strategic operating initiatives, impacts from acquisitions, mergers or dispositions, continued ownership by a few stockholders of a significant percentage of the voting power in the Company, our ability to regain compliance with NYSE listing requirements and the volatility of our stock price. These risks and others are discussed under “Risk Factors” in our filings with the U.S. Securities and Exchange Commission, including our most recent Form 10-K and Form 10-Q. All information provided in this release is as of the date hereof, and we undertake no obligation to update this information.

Important Additional Information

The tender offer for the outstanding shares of common stock of LeapFrog has not yet commenced. This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares of LeapFrog common stock.  The solicitation and the offer to purchase shares of LeapFrog common stock will be made pursuant to an offer to purchase and related materials that VTech and certain of its affiliates intend to file with the U.S. Securities and Exchange Commission (the "SEC").

At the time the tender offer is commenced, the VTech and certain of its affiliates will file a tender offer statement on Schedule TO with the SEC, and LeapFrog will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the Offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. Both the tender offer statement and the solicitation/recommendation statement will be mailed to LeapFrog stockholders free of charge. A free copy of the tender offer statement and the solicitation/recommendation statement will be available to all LeapFrog stockholders from a depository to be announced once the tender offer commences.  The tender offer statement and solicitation/recommendation statement (including all documents filed with the SEC) are free by accessing the SEC's website at www.sec.gov.

BEFORE MAKING ANY DECISION WITH RESPECT TO THE TENDER OFFER, LEAPFROG STOCKHOLDERS ARE ADVISED TO READ AND CONSIDER CAREFULLY THE SCHEDULE TO (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND OTHER OFFER DOCUMENTS), THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9, EACH AS MAY BE AMENDED AND SUPPLEMENTED FROM TIME TO TIME, AND OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND ITS PARTIES.

LeapFrog Enterprises, Inc.

Contact Information

Investors:	Media:
Nancy Lee	Katie Zeiser
Investor Relations	Public Relations
(510) 420-5150	(510) 420-5331
ir@leapfrog.com	kzeiser@leapfrog.com

LeapFrog Enterprises, Inc.

LEAPFROG ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014

Net sales	$83,093	$144,598	$189,013	$305,220
Cost of sales	75,685	99,464	168,115	214,243
Gross profit	7,408	45,134	20,898	90,977

Operating expenses:
Selling, general and administrative	21,878	23,338	66,831	64,703
Research and development	9,912	8,993	26,450	23,967
Advertising	17,298	26,773	25,409	39,531
Goodwill impairment	-	19,549	-	19,549
Impairment of long-lived assets	1,086	-	4,970	-
Depreciation and amortization	318	2,971	1,404	8,571
Total operating expenses	50,492	81,624	125,064	156,321
Loss from operations	(43,084)	(36,490)	(104,166)	(65,344)

Other income (expense):
Interest income	11	10	74	71
Interest expense	(67)	(16)	(69)	(16)
Other, net	(237)	(516)	(654)	(746)
Total other income (expense), net	(293)	(522)	(649)	(691)
Loss before income taxes	(43,377)	(37,012)	(104,815)	(66,035)
Provision for (benefit from) income taxes	848	87,200	801	76,571
Net loss	$(44,225)	$(124,212)	$(105,616)	$(142,606)

Net loss per share:
Class A and B - basic and diluted	$(0.62)	$(1.77)	$(1.49)	$(2.04)

Weighted average shares used to calculate net loss
per share:
Class A and B - basic and diluted	70,967	70,169	70,810	69,997

LeapFrog Enterprises, Inc.

LEAPFROG ENTERPRISES, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)
(Unaudited)

	December 31,		March 31,
	2015	2014	2015
ASSETS
Current assets:
Cash and cash equivalents	$52,846	$94,020	$127,176
Accounts receivable, net of allowances for doubtful accounts
of $1,492, $818 and $854, respectively	63,200	100,810	19,618
Inventories	38,526	77,796	71,927
Prepaid expenses and other current assets	8,837	10,449	10,012
Deferred income taxes	450	661	553
Total current assets	163,859	283,736	229,286
Deferred income taxes	683	1,498	1,792
Property and equipment, net	429	38,191	1,676
Capitalized content costs, net	17,470	23,191	22,510
Other intangible assets, net	2,326	3,836	3,453
Other assets	700	1,337	1,475
Total assets	$185,467	$351,789	$260,192

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$16,412	$23,440	$16,578
Accrued liabilities	28,897	32,137	21,582
Deferred revenue	11,631	12,526	11,921
Short-term borrowings	20,000	-	-
Deferred income taxes	530	1,290	1,630
Income taxes payable	269	431	267
Total current liabilities	77,739	69,824	51,978
Long-term deferred income taxes	452	-	323
Other long-term liabilities	823	198	1,365
Total liabilities	79,014	70,022	53,666
Stockholders' equity:
Class A Common Stock, par value $0.0001; Authorized - 139,500 shares;
Outstanding: 66,590, 65,803 and 66,084, respectively	7	7	7
Class B Common Stock, par value $0.0001; Authorized - 40,500 shares;
Outstanding: 4,394, 4,394 and 4,394, respectively	-	-	-
Treasury stock	(185)	(185)	(185)
Additional paid-in capital	441,860	431,806	434,728
Accumulated other comprehensive loss	(7,039)	(3,453)	(5,450)
Accumulated deficit	(328,190)	(146,408)	(222,574)
Total stockholders’ equity	106,453	281,767	206,526
Total liabilities and stockholders’ equity	$185,467	$351,789	$260,192

LeapFrog Enterprises, Inc.

LEAPFROG ENTERPRISES, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014
Operating activities:
Net loss	$(44,225)	$(124,212)	$(105,616)	$(142,606)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,130	6,636	13,133	19,869
Goodwill impairment	-	19,549	-	19,549
Impairment of long-lived assets	1,086	-	4,970	-
Deferred income taxes	577	86,371	198	75,531
Stock-based compensation expense	2,209	2,996	7,325	8,676
Allowance for doubtful accounts	162	436	659	954
Other changes in operating assets and liabilities:
Accounts receivable, net	(3,225)	(2,956)	(44,860)	(73,546)
Inventories	37,066	29,660	33,331	(27,804)
Prepaid expenses and other current assets	628	1,692	1,146	(520)
Other assets	49	26	770	129
Accounts payable	(21,040)	(32,628)	725	6,942
Accrued liabilities	4,144	7,078	8,302	9,182
Deferred revenue	187	207	(225)	(134)
Other long-term liabilities	379	(260)	742	(910)
Income taxes payable	(195)	167	-	(220)
Net cash used in operating activities	(17,068)	(5,238)	(79,400)	(104,908)
Investing activities:
Purchases of property and equipment and other intangible assets	(964)	(6,019)	(6,158)	(21,085)
Capitalization of content and website development costs	(853)	(4,905)	(7,398)	(13,069)
Net cash used in investing activities	(1,817)	(10,924)	(13,556)	(34,154)
Financing activities:
Proceeds from stock option exercises and employee stock purchase plan	-	33	146	1,512
Cash paid for payroll taxes on restricted stock unit releases	(8)	(99)	(325)	(940)
Common stock repurchased	-	-	-	(38)
Excess tax benefits from stock-based compensation	-	-	-	11
Borrowing on line of credit	20,000	-	20,000	-
Paydown on line of credit	-	-	-	-
Net cash provided by (used in) financing activities	19,992	(66)	19,821	545
Effect of exchange rate changes on cash	(865)	(1,096)	(1,195)	549
Net change in cash and cash equivalents	242	(17,324)	(74,330)	(137,968)
Cash and cash equivalents, beginning of period	52,604	111,344	127,176	231,988
Cash and cash equivalents, end of period	$52,846	$94,020	$52,846	$94,020

LeapFrog Enterprises, Inc.

LEAPFROG ENTERPRISES, INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014

Net sales	$83,093	$144,598	$189,013	$305,220
Cost of sales (1)	75,685	99,464	168,115	214,243
Gross profit	7,408	45,134	20,898	90,977

Operating expenses: (2)
Selling, general and administrative	21,878	23,338	66,831	64,703
Research and development	9,912	8,993	26,450	23,967
Advertising	17,298	26,773	25,409	39,531
Goodwill impairment	-	19,549	-	19,549
Impairment of long-lived assets	1,086	-	4,970	-
Depreciation and amortization	318	2,971	1,404	8,571
Total operating expenses	50,492	81,624	125,064	156,321
Loss from operations	(43,084)	(36,490)	(104,166)	(65,344)

Other income (expense):
Interest income	11	10	74	71
Interest expense	(67)	(16)	(69)	(16)
Other, net	(237)	(516)	(654)	(746)
Total other income (expense), net	(293)	(522)	(649)	(691)
Loss before income taxes	(43,377)	(37,012)	(104,815)	(66,035)
Provision for (benefit from) income taxes	848	87,200	801	76,571
Net Loss	$(44,225)	$(124,212)	$(105,616)	$(142,606)

(1) Includes depreciation and amortization	4,813	3,665	11,730	11,298

(2) Includes stock-based compensation as follows:
Selling, general and administrative	2,029	2,619	6,472	7,547
Research and development	180	377	853	1,129

Segment data:
Net sales:
U.S. segment	58,560	99,183	132,018	207,449
International segment	24,533	45,415	56,995	97,771

Income (loss) from operations*:
U.S. segment	(38,650)	(39,822)	(101,751)	(73,977)
International segment	(4,434)	3,332	(2,415)	8,633

*	Certain corporate-level operating expenses associated with sales and marketing, product support, human resources, legal, finance, information technology, corporate development, procurement activities, research and development, legal settlements and other corporate costs are charged entirely to our U.S. segment, rather than being allocated between the U.S. and International segments.

LeapFrog Enterprises, Inc.

LEAPFROG ENTERPRISES, INC.
SUPPLEMENTAL DISCLOSURE REGARDING NON-GAAP FINANCIAL INFORMATION
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

The following table presents a reconciliation of net loss, a GAAP measure, to adjusted net loss, a non-GAAP measure, where available. Adjusted net loss is defined as net loss before goodwill impairment, tax benefit associated with goodwill impairment, impairment of long-lived assets and deferred tax valuation allowance adjustment. Adjusted net loss per share is calculated as adjusted net loss divided by weighted-average basic or diluted shares outstanding, as applicable.

	Three Months Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014

Net loss - GAAP	$(44,225)	$(124,212)	$(105,616)	$(142,606)
Exclude:
Goodwill impairment	-	19,549	-	19,549
Tax benefit associated with goodwill impairment	-	(3,812)	-	(3,812)
Impairment of long-lived assets	1,086	-	4,970	-
Deferred tax valuation allowance adjustment	-	90,769	-	90,769
Adjusted net loss - Non-GAAP	$(43,139)	$(17,706)	$(100,646)	$(36,100)

Net loss per share - GAAP:
Class A and B - basic and diluted	$(0.62)	$(1.77)	$(1.49)	$(2.04)

Adjusted net loss per share - Non-GAAP:
Class A and B - basic and diluted	$(0.61)	$(0.25)	$(1.42)	$(0.52)

Weighted-average shares used to calculate
net loss per share:
Class A and B - basic and diluted	70,967	70,169	70,810	69,997

The following table presents a reconciliation of net loss, a GAAP measure, to adjusted EBITDA, a non-GAAP measure. Adjusted EBITDA is defined as earnings before interest, taxes, depreciation and amortization, impairment of long-lived assets, other expenses (income), and stock-based compensation.

	Three Months Ended December 31,		Nine Months Ended December 31,
	2015	2014	2015	2014

Net loss - GAAP	$(44,225)	$(124,212)	$(105,616)	$(142,606)
(Less) add:
Interest income	(11)	(10)	(74)	(71)
Interest expense	67	16	69	16
Provision for (benefit from) income taxes	848	87,200	801	76,571
Depreciation and amortization	5,131	6,636	13,134	19,869
Goodwill impairment	-	19,549	-	19,549
Impairment of long-lived assets	1,086	-	4,970	-
Other expense (income), net	237	516	654	746
Stock-based compensation	2,209	2,996	7,325	8,676
Adjusted EBITDA - Non-GAAP	$(34,658)	$(7,309)	$(78,737)	$(17,250)